Ordinary Shares	12 Months Ended
Dec. 31, 2022
Ordinary Shares [Abstract]
ORDINARY SHARES

17. ORDINARY SHARES

The shareholders’ equity structures of the Company as of December 31, 2022 and 2021 have been retroactively adjusted to reflect the Business Combination Transaction completed as described in Note 1, whereby all of the Class A ordinary shares and the Class B ordinary shares of ICONIQ that were issued and outstanding immediately prior to transaction were cancelled and converted into an aggregate of 32,715,010 Class A Ordinary Shares of NWTN and an aggregate of 207,314,707 Class B ordinary shares of NWTN.

The Company was authorized to issue a total of 100,000,000 Class A ordinary shares of a par value of $0.0001 each and a total of 400,000,000 Class B ordinary shares of a par value of $0.0001 each prior to the Transaction. Each Class A ordinary share is entitled to twenty-five votes; and each Class B ordinary share is entitled to one vote. Each Class A ordinary share is convertible into one Class B ordinary share at any time at the option of holder of such Class A ordinary share. Class B Ordinary Share is not convertible into any Class A Ordinary Shares.

Upon the consummation of the Transaction, the Company issued 38,986,354 Class B ordinary shares to PIPE investors as part of the equity financing for the Business Combination. All outstanding rights prior to the Transaction were converted into 6,532,646 Class B ordinary shares at the same time.

In December 2022, the Company issued 636,804 Class B ordinary shares upon the exercise of warrants, with a total consideration of US$7.3 million. As of December 31, 2022, US$0.6 million of the consideration remained outstanding and was classified as subscription receivable on the consolidated balance sheet, which was subsequently received in January 2023.